Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made the 31st day of July, 2005 (this "Agreement") with respect to the purchase of all of the issued and outstanding shares of Knowlton Pass Electronics Inc./Electroniques Knowlton Pass Inc. (the "Company" or "Knowlton Pass") from Mr. David MacKinnon, Ms. Rosemary Gilbert, Mr. Joshua
MacKinnon  and  Mr.  James  Hardy   (collectively,   the  "Vendors")  by  Marlon
Distributors Ltd., a company incorporated pursuant to the laws of Canada ("Marlon").

      WHEREAS the Vendors are the registered holders and beneficial owners of an aggregate 1,000 shares in the capital of the Company as set forth in Schedule "B" hereto (the "Purchased Shares");

      AND WHEREAS the Vendors have agreed to sell and Marlon have agreed to purchase all of the Purchased Shares on the terms and conditions set out in this Agreement;

      AND  WHERAS   Marlon  is  a  wholly  owned   subsidiary  of  Wireless  Age
Communications, Inc. ("WACI");

      NOW THEREFORE THEIR  AGREEMENT  WITNESSES  THAT, in  consideration  of the
premises,   covenants,   terms,   conditions   representations   and  warranties
hereinafter set forth, the Parties agree each with the other as follows:

                     ARTICLE 1 - PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale. Subject to the conditions and upon the terms hereinafter set forth, Marlon agrees to purchase and the Vendors agree to sell to Marlon all of their right, title and interest in and to the Purchased Shares.

1.2 Purchase Price. The purchase price for the Purchased Shares shall consist of an aggregate of 540,000 shares of WACI to be issued to the Vendors as set out in Schedule "B" hereto.

1.3 Management Services Agreement. On or before Closing, Knowlton Pass and a company incorporated pursuant to the laws of Ontario ("2078198 Ontario Limited") shall enter into the Management Services Agreement in the form attached hereto as Schedule "E".

1.4 Accounting Consequences. It is intended by the parties hereto that the purchase and sale of the Purchased Shares under this Agreement shall qualify for accounting treatment as a purchase under U.S. generally-accepted accounting principles.

1.5 Securities Law Exemptions and Resale Restrictions. The sale of the Purchased Shares and the distribution of the WACI Shares to the Vendors shall be made in reliance on the exemptions from registration and prospectus filing requirements contained in applicable provisions of Canadian Securities Law. The distribution of the WACI Shares to the Vendors on the exchange of the Purchased Shares shall be made in reliance on an exemption order from the relevant Canadian

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                            SHARE EXCHANGE AGREEMENT
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Securities  Regulators (if  necessary)  and the exemption from the  registration requirements of U.S. Securities Law contained in Regulation S promulgated under the U.S. Securities Act of 1933, as amended. The Vendors hereby acknowledges that as a result:

(a) The WACI Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with applicable Canadian Securities Law and U.S. Securities Law and that as a result:

      (i) the certificates representing such WACI Shares will be affixed with legends describing such restrictions, including, without limitation, the following:

            THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD TO ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT: (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY EXCEPT (A) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S OR (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS OR, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS, OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE
            EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER, IT WILL FURNISH TO WIRELESS AGE COMMUNICATIONS, INC. (THE "COMPANY"), THE TRANSFER AGENT FOR THE COMMON STOCK SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER INFORMATION AS THE COMPANY OR SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR STATE SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      and

      (ii) such WACI Shares cannot be sold, pledged, transferred or otherwise dealt with other than pursuant to a prospectus or registration statement filed with the relevant Canadian Securities Regulators or the SEC, or pursuant to an exemption therefrom provided under applicable Canadian Securities Law and U.S. Securities Law, as amended;


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                            SHARE EXCHANGE AGREEMENT
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      (b)   in some  provinces of Canada,  WACI Shares cannot be  transferred or
            sold   unless  an   appropriate   exemption   from  the   prospectus
            requirements in Canadian Securities Law is available or the relevant Canadian Securities Regulators issue a discretionary relief order permitting the exchange;

      (c) the resale exemptions provided under Canadian Securities Law and U.S. Securities Law may not be generally available because of the conditions and limitations of such exemptions, and that Marlon and WACI are under no obligation to take any action to make any of said exemptions available to the Vendors; and

      (d) only WACI can register the WACI Shares or file a prospectus or registration statement to qualify the WACI Shares for resale.

      1.6 Securities Law Compliance. The Vendors hereby agrees that they shall not sell, pledge, transfer or otherwise deal with the WACI Shares without obtaining a favourable opinion of WACI counsel or such other evidence as may be required by WACI, that the proposed dealing will not be in violation of Canadian Securities Law, U.S. Securities Law or any other applicable state or provincial securities laws.

      1.7 Registration Rights. WACI agrees to include the WACI Shares issuable hereunder in the next registration statement filed by WACI. Such registration statement to be filed by WACI on a best efforts basis, within 90 days of issuance.

                           ARTICLE 2 - CLOSING MATTERS

2.1 Date, Time and Place of Closing. The Closing shall take place at the Closing Time on the Closing Date at the offices of WACI or such place as the Parties may agree on.

2.2 Mutual Conditions of Closing. Marlon shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the conditions precedent set out in Part 1 of Schedule "C" hereto have been satisfied in full at or before the Closing Time. Each of such conditions precedent is for the benefit of Marlon, and only Marlon may consent to waive any of them in whole or in part in writing if such conditions are performed as of Closing.

2.3 Conditions for WACI's and Marlon's Benefit. Marlon shall not be obliged to complete the purchase of the Purchased Shares or the delivery of the WACI Shares unless each of the closing conditions in part 1 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of Marlon and only Marlon may waive any of such conditions in whole or in part in writing.

2.4 Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the conditions set out in Part 2 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the


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                            SHARE EXCHANGE AGREEMENT
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exclusive  benefit of the Vendors and the Vendors may waive any of them in whole or in part in writing.

2.5 Failure to Satisfy Condition. If any condition set forth in Schedule "C" is not satisfied at the Closing Time, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, any Party entitled to the benefit of such condition (the "First Party") may terminate this Agreement by notice in writing to the other Parties and in such event:

(a) unless the other Parties can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

(b) unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder.

2.7   Deliveries on Closing. On the Closing Date:

(a) Marlon and the Vendors will execute and deliver the Escrow Agreement attached hereto as Schedule F (the "Escrow Agreement") to Wuersch & Gering LLP serving as escrow agent (the "Escrow Agent");

(b) Marlon shall deliver to the Escrow Agent the certificates representing the WACI Shares;

(b) the Vendors will deliver to the Escrow Agent the certificates representing their respective Purchased Shares duly signed off for transfer, together with any and all other documentation required to transfer unqualified title to their Purchased Shares to Marlon, provided that if there are no certificates representing the Purchased Shares, the Vendors shall each deliver to the Escrow Agent a duly executed stock power or other document evidencing the due transfer of the Purchased Shares from the Vendors to Marlon; and

(c) Knowlton Pass and 2078198 Ontario Limited shall execute and deliver an executed Management Services Agreement.

2.8 Escrow; Post-Closing Rescission Rights. The WACI Shares and Purchased Shares delivered into Escrow of the Escrow Agent shall be held for the benefit of the Vendors and Marlon until such time as all post-Closing due diligence of the Company is completed by Marlon. The date for completion of such due diligence is October 1, 2005 (the "Diligence Completion Date"). In the event that all such due diligence of the Company is completed by Marlon to its reasonable satisfaction without objections or exceptions by Marlon, the Escrow WACI Shares shall be released from Escrow to the Vendors. Notwithstanding anything to the contrary herein or in any Schedule attached


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                            SHARE EXCHANGE AGREEMENT
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      hereto,  in the event that due diligence could not be completed because of
      Company deficiencies or if any material objections or exceptions are delivered by notice from Marlon to the Vendors with respect to the results of such due diligence, which deficiencies, objections and/or exceptions are not remediated by the Vendors to the reasonable satisfaction of Marlon prior to 10 days after such notice (the "Remediation Date"), then Marlon shall have the right exercisable at its sole discretion to rescind the purchase of the Purchased Shares (the "Rescission Right"). Notice of any due diligence deficiencies, objections and/or exceptions may be delivered to the Vendors up to and including 30 days after the Diligence Completion Date. The Rescission Right may be exercised at any time for a period of up to 5 days after the expiration of the Remediation Date (the "Rescission Right Period"). In the event of exercise of the Rescission Right, the Escrow WACI Shares shall be released to Marlon and the Purchased Shares shall be returned to the Vendors. All of the Purchased Shares and the WACI Shares shall remain in the Escrow of the Escrow Agent until the earlier of: (i) notice to the Escrow Agent by Marlon of satisfaction of post-Closing due diligence: (ii) exercise of the Rescission Right by Marlon; (iii) termination of the Rescission Right Period. In respect of the exercise of any such exercise the Rescission Right, Marlon may, at its sole discretion, cause the termination to the Company of any and all financing, loans, advances and/or other support services (collectively, the "Support Services") provided by or through Marlon, provided, however, no such action shall act as a termination of any accrued liability for repayment or performance by the Company to Marlon or any other party in respect of such Support Services. Nothing herein shall be interpreted or construed to impair Marlon's ownership of the Company from and after the Closing and no rights of ownership of the Company by Marlon after Closing shall be altered unless the Rescission Right is exercised.

2.9 Rescission Right Matters for the Benefit of Marlon. On or before Diligence Completion Date, the Vendors will have: i) delivered audit financial statements of the Company for the year ended April 30, 2005 prepared under United States generally accepted accounting principles, ii) delivered unaudited interim financial statements of the Company for the three month period ended July 31, 2005, iii) paid all outstanding payroll source deductions outstanding as of Diligence Completion Date, and iv) satisfied Marlon that any former creditors of MaxTel Wireless Inc. cannot make any claims against Marlon or WACI.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Vendors. The Vendors hereby represent and warrant to Marlon as set out in Part 1 of Schedule "D" and acknowledge that Marlon is relying on these representations and warranties in entering into this Agreement and performing their obligations under the same. Vendors furthermore expressly authorize and any and all third parties to rely upon such representations and warranties to the same and full extent as Marlon as necessary to perform the Management Services Agreement and the Escrow Agreement.

3.2 Representations and Warranties of Marlon. Marlon represents and warrants to the


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

Vendors as set out in Part 2 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.3  Survival  of  Representations  and  Warranties.   All  representations  and
warranties contained in this Agreement shall survive the Closing.

3.4 Certificates and Instruments Included. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                           ARTICLE 4 - INDEMNIFICATION

4.1 Indemnification for Breaches of Covenant or Warranty. Subject to the limitation period set out in section 3.3, above, Marlon hereby covenants and agree with the Vendors and the Vendors hereby covenants and agrees with Marlon (the parties covenanting and agreeing to indemnify another party under this Article 4 are hereinafter individually referred to as "Indemnifying Party" and the parties that are being indemnified by another Party under this Article 4 are hereinafter individually referred to as the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfillment of any material covenant, obligation or agreement on the part of the Indemnifying Party under this Agreement or any material incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement. In the event of exercise of the Rescission Right, Vendors shall indemnify and hold harmless Marlon and its officers, directors, employees, agents, attorneys and management services providers (but excluding any persons serving in such capacities who are Vendors) from and against any and all damages (including, without limitation, reasonable fees of legal counsel) arising directly or indirectly from the acquisition of the Company by Marlon and/or services rendered by Spectrum with respect to ownership and operation of the Company.

                     ARTICLE 5 - INTERPRETATION AND GENERAL

5.1 Definitions. Where used in this Agreement and the recitals and any schedules hereto, words not otherwise defined in the body of the Agreement will have the meanings ascribed to them in Schedule "A" hereto.

5.2 Interpretation. In this Agreement, except as otherwise expressly provided:

(a) all references in this Agreement to a designated "paragraph" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

(b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;


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                            SHARE EXCHANGE AGREEMENT
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(c)   the  headings  are for  convenience  only  and do not  form a part of this
      Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(d) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" or words of similar import, are used with reference thereto);

(e) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable to the United States of America;

(f) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

5.3 Schedules. The following are the Schedules to this Agreement:

         Schedule         Description
         --------         -----------

         A                Definitions
         B                Shareholdings
         C                Conditions of Closing
         D                Representations and Warranties
         E                Management Services Agreement
         F                Escrow Agreement

5.4 Entire Agreement. This Agreement, together with the Schedules and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the matters contemplated herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

5.5 Notices. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next business day on which such courier deliveries are made following the deposit of the communication with the courier service.


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5.6 Time of  Essence.  Time  shall be of the  essence  in all  respects  of this
Agreement.

5.7 Further Assurances. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

5.8 Transaction Expenses. Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

5.9 Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

5.10 Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.11 Assignment. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

5.12 Enurement. This Agreement shall be binding on and enure to the benefit of both Parties and their respective heirs, administrators, executors, successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

5.13 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the province of Ontario without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

5.14 Severability. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.15 Independent Legal Advice. Each of the Vendors acknowledge that he has been advised to seek independent legal counsel in respect of this Agreement and the other agreements and documents referred to herein and the matters contemplated herein. To the extent that the


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                            SHARE EXCHANGE AGREEMENT
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Vendors  declines  to  receive  independent  legal  counsel  in  respect of this
Agreement, the Vendors hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack, in whole or in part, the integrity of this Agreement and the documents related thereto.

5.16 Counterparts. This Agreement may be executed by the Parties in one or more counterparts by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

                            [Signature Page Follows]


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                            SHARE EXCHANGE AGREEMENT
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IN WITNESS  WHEREOF the parties have duly executed this Agreement on the day and year first above written.


MARLON DISTRIBUTORS LTD.                     KNOWLTON PASS ELECTRONICS INC.

By: /s/ Gary Hokkanen                        By: /s/ David MacKinnon
   -------------------------------------       ---------------------------------
   Name:  Gary Hokkanen                        Name:  David MacKinnon
   Title: Chief Financial Officer              Title: General Manager


WIRELESS AGE COMMUNICATIONS, INC.

By: /s/ Gary Hokkanen
   -------------------------------------       ---------------------------------
   Name: Gary Hokkanen
   Title: Chief Financial Officer

                                        )
                                        )
                                        )    /s/ David MacKinnon
----------------------------------------)    -----------------------------------
Witness                                 )    DAVID MACKINNON
                                        )
----------------------------------------)    -----------------------------------
                                        )
                                        )
                                        )    /s/ Rosemary Gilbert
----------------------------------------)    -----------------------------------
Witness                                 )    ROSEMARY GILBERT
                                        )
                                        )
                                        )
                                        )    /s/ Joshua MacKinnon
----------------------------------------)    -----------------------------------
Witness                                 )    JOSHUA MACKINNON
                                        )
----------------------------------------)    -----------------------------------
                                        )
                                        )
                                        )    /s/ James Hardy
----------------------------------------)    -----------------------------------
Witness                                 )    JAMES HARDY
                                        )


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                                  SCHEDULE "A"

                                   DEFINITIONS

Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the following meanings:

(a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended in effect;

(b)   "Canadian  Securities  Law" means the  securities  laws of any province or territory of Canada in which recipients of any shares issued or transferred under this Agreement may reside, and the regulations, rules and policies promulgated thereunder, both as amended from time to time.

(c) "Canadian Securities Regulators" means the securities commissions or other Governmental Authorities authorized to administer and enforce securities laws in any province or territory of Canada.

(d) "Claim" means any claims, demands, actions, causes of action, damages, losses, costs, fines, penalties, interest, liabilities and expenses, including, without limitation, reasonable legal fees and other expenses reasonably incurred in connection with any of the foregoing.

(e) "Closing" means the completion of the purchase of the Purchased Shares by Marlon in accordance with the terms and conditions of this Agreement.

(f) "Closing Date" means the date hereof, or such earlier or later date as the Parties may agree on.

(g) "Closing Time" means 2:00 p.m. (Toronto time) on the Closing Date, or such earlier or later time on the Closing Date as the Parties may agree to.

(h) "Company" means Knowlton Pass Electronics Inc./Electroniques Knowlton Pass Inc.

(i) "Constating Documents" means (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person and (iii) any amendment to any of the foregoing.

(j) "Encumbrance" means any mortgage, charge, pledge, hypothecation, debenture, lien, security interest, encumbrance, claim, option, right of first refusal, community of property or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income, or exercise of any other attribute of ownership, regardless of form and whether consensual or arising by operation of law. The definition of Encumbrance shall not include the Rescission Right of Marlon during the period in which Marlon may exercise such Rescission Right.


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                            SHARE EXCHANGE AGREEMENT
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(k)   "Escrow" means the respective WACI Shares and Purchased  Shares  delivered into escrow of the Escrow Agent pursuant to Section 2.8 herein, to be held by the Agent for the benefit of the Vendors and Marlon pursuant to the terms of Section 2.8 herein and under the terms and conditions of the Escrow Agreement.

(l) "Escrow Agent" means Wuersch & Gering LLP, Attention Travis L. Gering, 100 Wall Street, New York, NY 10005, Telephone: (212) 509-5050, Fax (212) 509-9559.

(m) "Escrow Agreement" means the escrow agreement executed among the Vendors, Marlon and the Escrow Agent.

(n)   "Marlon" means Marlon Inc.

(o) "Governmental Authority" means any applicable Canadian or U.S. federal, provincial, state or municipal government, agency, ministry, commission, crown corporation, department, inspector, official or body of any kind exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

(p) "material" means, when used with respect to an obligation, contract, liability or any other matter, that the obligation, contract, liability or such other matter is of such a nature as to be substantially likely to be considered important to a reasonable investor in making an investment decision, including a decision to purchase, hold or sell securities of the Person in question.

(q) "Material Adverse Change" a material adverse change in or a material adverse effect on the businesses, assets, operations, results of operations or financial condition of a Person and its subsidiaries (if any) taken as a whole, provided that any adverse effects arising from or relating to the following matters (individually and in the aggregate) shall be excluded in determining whether such a material adverse effect has occurred: (i) general economic conditions or conditions (including conditions in financial markets) generally prevailing in the industry or market segment in which the corporate entity and its subsidiaries conduct their respective businesses, (ii) the announcement or pendency of the transactions contemplated in this Agreement or the closing or pendency of any transaction of the Parties which was publicly announced as of the date of this Agreement; and (iii) the taking by any Party of any action (or omission by any Party to take any action) at the request of or with the permission of the other Parties; provided, further, that a decline in the public trading price of WACI Shares shall not by itself constitute a Material Adverse Change.

(r) "Ordinary Course of Business", with respect to an action taken by a Person, means:


                                     - 12 -
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                            SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

      (i) an action consistent with the past practices of such Person and taken in the ordinary course of the normal operations of such Person;

      (ii) an action not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and not required to be specifically authorized by the parent company (if any) of such Person; and

      (iii) an action similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(s) "Parties" means the parties to this Agreement and "Party" means any one of them.

(t) "Person" means any individual, corporation (including any non-profit corporation), body corporate, partnership, limited partnership, limited liability company, joint venture, society, association, trust, unincorporated organization, Governmental Authority or other entity, or any trustee, executor, administrator, or other legal representative.

(u) "Purchased Shares" means Common shares of the Company held by the Vendors as set out in Schedule "B" hereto.

(v)   "Rescission  Right" means the  rescission  right of Marlon as set forth in
      Section 2.8.

(w)   "SEC" means the U.S. Securities and Exchange Commission;

(x) "Management Services Agreement" means the Management Services Agreement to be entered into by Knowlton Pass and 2078198 Ontario Limited on or before Closing.

(y)   "Tax Act" means the Income Tax Act (Canada), as amended from time to time.

(z) "U.S. Securities Law" means the United States Securities Act of 1933 and the United States Securities Exchange Act of 1934, the securities laws of any State of the United States of America, and the regulations, rules and policies promulgated thereunder, all as amended from time to time.

(aa) "Vendors" means Mr. David MacKinnon, Ms. Rosemary Gilbert, Mr. Joshua MacKinnon and Mr. James Hardy

(bb)  "WACI" means Wireless Age Communications, Inc.

(cc)  "WACI Shares" means shares in the common stock of WACI.


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

                            SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                      # # #

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                            SHARE EXCHANGE AGREEMENT
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                                  SCHEDULE "B"

                                 SHAREHOLDINGS

-------------------------------------------------------------------------------
  Name and Address            Number of                Number of WACI Shares to
   Of Shareholder       Purchased Shares Held                be Delivered
-------------------------------------------------------------------------------
David MacKinnon                 212.5                           114,750
-------------------------------------------------------------------------------
Rosemary Gilbert                212.5                           114,750
-------------------------------------------------------------------------------
Joshua MacKinnon                 150                             81,000
-------------------------------------------------------------------------------
James Hardy                      425                            229,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  #     #     #

                            SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "C"

                              CONDITIONS OF CLOSING

1. Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the following conditions precedent have been satisfied in full at or before the Closing Time:

(a) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of, from or notifications to any Persons or Governmental Authorities required (if any) in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Date.

(b) No Claims - There shall be no injunction or order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority or Person for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any statute or rule of law.

2. Conditions for Marlon's Benefit. Marlon shall not be obliged to complete the purchase of the Purchased Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

(a) Accuracy of Representations - The representations and warranties of the Vendors set forth in section 3.1 of this Agreement and Part 1 of Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) Performance of Obligations - The Vendors shall have performed all of the obligations hereunder to be performed by him at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

(c) No Material Changes - There shall have been no Material Adverse Change in the business, assets, liabilities, prospects, operations of the Company, and the Company shall not have sold or pledged any assets, issued any shares or entered into any transactions outside the Ordinary Course of Business.

(d)   Management  Services  Agreement - On or before Closing,  Knowlton Pass and
      2078198  Ontario  Limited  have  entered  into  the  Management   Services
      Agreement.

(e) Escrow Agreement - On or before Closing, the Vendors have executed and delivered the Escrow Agreement and the Purchased Shares to the Escrow Agent.

3. Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the following conditions shall have been satisfied or waived on or before the Closing Time:

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                            SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

(a) Accuracy of Representations - The representations and warranties of Marlon set forth in this Agreement and Schedule "D" thereto shall be true and correct as of the Closing Time.

(b) Performance of Obligations - Marlon shall have, and shall have caused WACI to have, performed all of the obligations hereunder to be performed by it or WACI at or prior to the Closing, and shall not be in breach of any provision of this Agreement.

(f) Escrow Agreement - On or before Closing, Marlon has executed and delivered the Escrow Agreement and the WACI Shares to the Escrow Agent.

                                  #     #     #

                            SHARE EXCHANGE AGREEMENT
--------------------------------------------------------------------------------

                                  SCHEDULE "D"

                         REPRESENTATIONS AND WARRANTIES

Part 1. Representations and Warranties of the Vendors. The Vendors hereby severally represent and warrant to Marlon as follows, and acknowledge that Marlon is relying on these representations and warranties in entering into this Agreement and performing its obligations under the same:

(a) Capacity and Authority - If the Vendor is a corporation, the Vendor (i) has been duly formed and is a valid and subsisting corporation, (ii) has the necessary corporate capacity and authority to own the Purchased Shares, to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder, (iii) has taken all necessary corporate action in respect and (iv) the individual signing this Agreement on behalf of the Vendor has the authority to do so and to bind the Vendors by their signature. If the Vendor is a natural person, he or she represents and warrants for him or herself that he or she has attained the age of majority, is legally competent and has the capacity to (i) own the Purchased Shares and (ii) execute this Agreement and to take all actions required pursuant thereto.

(b) Title to Purchased Shares - Each Vendor, for him or herself represents and warrants, that he/she is the sole legal and beneficial owner of the Purchased Shares set out opposite his/her name in Schedule "B" hereto with good and marketable title thereto, free and clear of any Encumbrances.

(c) No Option - Each Vendor, for him or herself and in respect of the Purchased Shares owned by him or her, represents and warrants that no Person has any agreement, warrant, option or right, or a right capable of becoming an agreement for, the purchase of such Purchased Shares, or the purchase of any other securities of the Company.

(d) Absence of Conflict - The Vendors are not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the Purchased Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. The consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents of the Vendors (if not an individual), any court or administrative order or process, any agreement or instrument to which the Vendors are party or by which it is bound.

(e) Residence - Each Vendor is a resident, within the meaning of the Tax Act, of the jurisdiction set out under their name in Schedule "B" hereto [Need to add this to Sched B, Province and Canada]. Each Vendor is a "Non-U.S. Person" as defined under Regulation S promulgated under U.S. Securities Law.


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                            SHARE EXCHANGE AGREEMENT
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(f)   Binding Agreement - This Agreement  constitutes a legal, valid and binding obligation of the Vendors enforceable against the Vendors in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

(g) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for the Vendors by the Vendors or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of the Vendors.

(h) Litigation - There are no judgements, decrees, injunctions, rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of the Vendors) commenced, pending or threatened against or relating to the Vendors which may result in the imposition of a Encumbrance on the Purchased Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(i) Due Incorporation of the Company - The Company is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(j) Share Capital of the Company - The only issued and outstanding shares of the Company are 1,000 common shares and the Purchased Shares are all validly issued and outstanding as fully paid and non-assessable shares.

(k) Shareholders of the Company - Schedule "B" hereto contains a complete and accurate list of each registered holder of issued and outstanding Purchased Shares and sets out the residence or principal place of business of each holder. The Vendors are the sole registered holders and beneficial owners of all of the issued and outstanding common shares of the Company set out in Schedule "B" hereto.

(l) Purchased Shares Validly Issued - The Purchased Shares have been validly issued and are outstanding as fully paid and non-assessable.

(m) EACH VENDOR: (I) ACKNOWLEDGES THAT INVESTMENT IN THE SECURITIES OF WACI IS HIGHLY SPECULATIVE AND INVOLVES A VERY HIGH DEGREE OF RISK AND SHOULD NOT BE MADE UNLESS THE VENDOR IS PREPARED TO, AND CAN AFFORD TO, LOSE THE ENTIRE INVESTMENT; (II) HAS SUFFICIENT KNOWLEDGE, SOPHISTICATION AND EXPERIENCE IN BUSINESS AND FINANCE TO CAPABLY EVALUATE INFORMATION CONCERNING WACI, (III) HAS HAD AN OPPORTUNITY TO REVIEW WACI'S PUBLICLY FILED REPORTS, AND TO ASK DETAILED QUESTIONS AND RECEIVE


                                     - 19 -
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                            SHARE EXCHANGE AGREEMENT
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      SATISFACTORY  ANSWERS FROM  REPRESENTATIVES OF WACI, (IV) HAS HAD ADEQUATE
      OPPORTUNITY TO REQUEST AND REVIEW ANY AND ALL OTHER DOCUMENTS INFORMATION RELEVANT TO VENDOR'S CONSIDERATION OF INVESTMENT IN THE WACI SECURITIES AND HAS OTHERWISE OBTAINED SUFFICIENT INFORMATION FROM WACI TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN WACI; (V) HAS INDEPENDENTLY CONSIDERED AND DISCUSSED SUCH PROSPECTIVE INVESTMENT WITH THE VENDOR'S BUSINESS, LEGAL, TAX AND FINANCIAL ADVISERS AS TO THE SUITABILITY OF SUCH INVESTMENT WITH RESPECT TO THE VENDOR'S PARTICULAR FINANCIAL SITUATION, AND (VI) ON THE BASIS OF THE FOREGOING, EACH VENDOR HAS DETERMINED THAT INVESTMENT IN THE SECURITIES OFFERED HEREBY IS A SUITABLE INVESTMENT.

Part 2. Representations and Warranties of Marlon. Marlon represents and warrants to the Vendors as follows and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same:

(a) Due Incorporation - Marlon is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) Capacity and Authority - Marlon has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth, to perform its obligations under this Agreement. The execution and delivery of this Agreement and the completion of the transaction contemplated herein has been duly and validly authorized by all necessary corporate action on the part of Marlon.

(c) Binding Obligation - This Agreement has been duly executed and delivered by Marlon and constitutes a valid and binding obligation on its part.

(d) Absence of Conflict - Marlon is not a party to, bound or affected by any agreement which would be violated, breached or terminated by, or which would result in creation or imposition of any Encumbrance upon any of the WACI Shares as a consequence of the execution and delivery of this Agreement or the consummation of the transactions contemplated in this Agreement. Marlon's execution of this Agreement and the consummation of transactions contemplated herein do not and will not conflict with, or result in a breach of, or constitute a default under the terms or conditions of any Constating Documents Marlon, any court or administrative order or process, any agreement or instrument to which Marlon is party or by which it is bound.

(e) Bankruptcy / Liquidation - No proceedings have been taken, are pending or have been authorized, and no receiver or trustee has been appointed for Marlon by Marlon or by any other person in respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Marlon.


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                            SHARE EXCHANGE AGREEMENT
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(f)   Litigation - There are no  judgements,  decrees,  injunctions,  rulings or orders of any court, arbitrator, federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency, or any actions, suits, grievances or proceedings (whether or not on behalf of Marlon) commenced, pending or threatened against or relating to Marlon which may result in the imposition of a Encumbrance on the WACI Shares or which may prevent, delay, make illegal or otherwise interfere with the consummation of the transactions contemplated in this Agreement.

(g) Residence - Marlon is not a non-Canadian within the meaning of the Investment Canada Act.

                                 #      #     #


                                     - 21 -
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                                  SCHEDULE "E"

                          MANAGEMENT SERVICES AGREEMENT

                                   [Attached]

                                  SCHEDULE "F"

                                ESCROW AGREEMENT

                                   [Attached]


                                     - 1 -